EXHIBIT 24
POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 20, 2008

/s/ Charles H. Erhart, Jr.
Charles H. Erhart, Jr.

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 20, 2008

/s/ Joel F. Gemunder
Joel F. Gemunder

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 20, 2008

/s/ Patrick P. Grace
Patrick P. Grace

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 19, 2008

/s/ Edward L. Hutton
Edward L. Hutton

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2008

/s/ Thomas C. Hutton
Thomas C. Hutton

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2008

/s/ Sandra E. Laney
Sandra E. Laney

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2008

/s/ Timothy S. O’Toole
Timothy S. O’Toole

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2008

/s/ Donald E. Saunders
Donald E. Saunders

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2008

/s/ George J. Walsh III
George J. Walsh III

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 20, 2008

/s/ Frank E. Wood
Frank E. Wood

POWER OF ATTORNEY
     The undersigned director of CHEMED CORPORATION (“Company”) hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.
Dated: February 15, 2008

/s/ Walter L. Krebs
Walter L. Krebs